                                                                   EXHIBIT 99(b)

                               STATE OF ILLINOIS
               IN THE CIRCUIT COURT OF THE EIGHTH JUDICIAL CIRCUIT
                                 COUNTY OF ADAMS


MERRILL BECK, et al.,                           ) No. 00-L-30
                                                )
                                 Plaintiffs     ) (Derivative Action)
                                                )
         vs.                                    ) Judge Schuering
                                                )
MAURICE M. TAYLOR, JR., et al.,                 ) MOTION FOR VOLUNTARY DISMISSAL
                                                )
                                 Defendants,    )
                                                )
                                                )
        -and-                                   )
                                                )
TITAN INTERNATIONAL, INC., an                   )
Illinois corporation,                           )
                                                )
                           Nominal Defendant    )
________________________________________________)






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     Pursuant to 735 ILCS Section 5/2-1009 and 805 ILCS Section 5/7.80,
Plaintiffs move for entry of an order approving the voluntary dismissal of this Litigation with prejudice, with each party to be responsible for its own costs, attorneys' fees and litigation expenses.

DATED:  May 29, 2003                        THE DAVID DANIS LAW FIRM, P.C.
                                            MICHAEL J. FLANNERY (Pro Hac Vice)
                                            8235 Forsyth Blvd., Suite 1100
                                            St. Louis, MO 63105
                                            Telephone:  314/725-7700
                                            314/721-0905 (fax)

                                            BLICKHAN, WOODWORTH & TIMMERWILKE
                                            GERALD L. TIMMERWILKE
                                            435 Hampshire Street
                                            Quincy, IL 62301
                                            Telephone:  217/221-4200

                                            MILBERG WEISS BERSHAD
                                             HYNES & LERACH LLP
                                            WILLIAM S. LERACH
                                            TRAVIS E. DOWNS, III
                                            TOR GRONBORG
                                            AMBER L. ECK

                                                /s/ William S. Lerach
                                            ------------------------------------
                                                WILLIAM S. LERACH

                                            401 B Street, Suite 1700
                                            San Diego, CA 92101
                                            Telephone:  619/231-1058

                                            CAULEY, GELLER, BOWMAN,
                                              COATES & RUDMAN, LLP
                                            PAUL J. GELLER
                                            JACK REISE

                                                /s/ Jonathan Stein
                                            ------------------------------------
                                                JONATHAN STEIN

                                            One Boca Place, Suite 421A
                                            2255 Glades Road
                                            Boca Raton, FL 33431
                                            Telephone:  561/750-3000

                                            Attorneys for Plaintiffs

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